UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56273	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously reported, Nuveen Global Cities REIT OP, LP (the “Borrower”), a wholly owned subsidiary of Nuveen Global Cities REIT, Inc. (the “Company”), and the Company previously entered into that certain Amended and Restated Credit Agreement dated September 30, 2021, with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”) and certain lenders named therein, which was amended by that certain First Amendment and Incremental Assumption Agreement dated February 17, 2023 (the “Credit Agreement”). The Credit Agreement provides for aggregate commitments of $455 million, consisting of a $321 million revolving facility and a $134 million senior delayed draw term loan facility, with an accordion feature that may increase aggregate commitments to up to $800 million (the “Credit Facility”).

The Borrower submitted an extension notice to the Administrative Agent to extend the Credit Facility termination date by one year to September 30, 2025, and the extension became effective on September 16, 2024 upon the Borrower’s submission of the extension fee. All other material terms of the Credit Agreement remain the same.

A copy of the extension notice is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information discussed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Revolving Termination Date Extension Notice dated July 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: September 18, 2024	By:	/s/ Robert J. Redican
Robert J. Redican
Chief Financial Officer and Treasurer